Virtus AllianzGI Small-Cap Fund (the “Fund”),
a series of Virtus Investment Trust

Supplement dated August 19, 2021 to the Summary Prospectus and the Virtus Investment Trust
Statutory Prospectus, each dated February 1, 2021, as supplemented

Important Notice To Investors

The “Investment Objective” section of the Fund’s summary prospectus and the summary section of the Fund’s statutory prospectus is hereby corrected with the following disclosure:

The fund seeks long-term capital appreciation.

The investment objective for the Fund was correctly disclosed on page 104 of the statutory Prospectus under the heading “Non-Fundamental Investment Objectives” and remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061/AGISmallCapFundObjectiveSummaryCorrection (8/2021)